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FILED # C26734-00                                        Filing Fee:
                                                         Receipt #:
OCT 05 2000               Articles of Incorporation
                             (PURSUANT TO NRS 78)
IN THE OFFICE OF                STATE OF NEVADA
Dean Heller                    SECRETARY OF STATE
DEAN HELLER, SECRETARY OF STATE


(For filing office use)                         (For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: TUSCANY MINERALS, LTD.

2.   RESIDENT AGENT: (designated resident agent and his STREET
ADDRESS in Nevada where process may be served)

Name of Resident Agent: 	Michael A. Cane

Street Address: 2300 W. Sahara Ave. Suite 500, Box 18  Las Vegas, NV 89102
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                Street No.   Street Name               City          Zip

3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:  100 Million   Par value: $ .001
                                   No. without par value: _________
4.   GOVERNING BOARD: shall be styled as (check one):
      1        Directors  ______ Trustees
The FIRST BOARD OF DIRECTORS shall consist of     1     member(s) and
the names and addresses are as follows:

J. Stephen Barley   2060 Gisby Street W. Vancouver BC V7V 4N3
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Name                Address	                           City/State/Zip

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Name                Address	                           City/State/Zip

5.	PURPOSE: (optional) :  The purpose of the corporation shall be:
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6.  OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78.  You  may attach
additional information pursuant to NRS 78.037 or any other
information you deem appropriate.   If any of the additional
information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.

7.	SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the articles.

Michael A. Cane
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Name (print)

2300 W. Sahara Ave. Suite 500, Box 18 Las Vegas, NV 89102
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Address              City/State/Zip
/S/ Michael A. Cane
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Signature

State of Nevada          , County of Clark
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This instrument was acknowledged before me on
October 4          , 2000, by
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Michael A. Cane
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Name of Person

as incorporator of Tuscany Minerals, Ltd.
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Name (print)

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Address              City/State/Zip

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Signature

State of       , County of
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This instrument was acknowledged before me on
           , 20  by
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Name of Person
as incorporator of
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/S/ Carolyne S. Johnson
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Notary Public Signature
(affix notary stamp or seal)

 /s/ NOTARY PUBLIC
 STATE OF NEVADA
 COUNTY OF CLARK
 CAROLYNE S. JOHNSON
Not 97-4746-1
My Appointment Expires Nov. 5, 2001

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, Michael A. Cane hereby accept appointment as Resident
Agent for the above named corporation.
/S/ Michael A. Cane                      10-04-00
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Signature of Resident Agent              Date